Exhibit 10.1
Execution Version
SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 12, 2022 (the “Second Amendment Effective Date”), is entered into among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto (including each Exiting Lender (as defined below)), and BANK OF AMERICA, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as applicable.
RECITALS
WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Administrative Agent, the L/C Issuer, and the Swingline Lender, entered into that certain Credit Agreement, dated as of April 30, 2021 (as amended, restated, amended and restated, supplemented, extended, replaced or otherwise modified from time to time prior to the Second Amendment Effective Date, the “Existing Credit Agreement”);
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended as set forth below, subject to the terms and conditions specified in this Amendment; and
WHEREAS, the parties hereto are willing to amend the Existing Credit Agreement, subject to the terms and conditions specified in this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendments to Existing Credit Agreement; Effect of this Amendment; No Impairment; Treatment of Existing Eurodollar Rate Loans; Reallocation.
(a)    Effective as of the Second Amendment Effective Date, the parties hereto agree that: (i) the Existing Credit Agreement is hereby amended to (A) delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~), and (B) add the bold underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text), in each case, as set forth in the credit agreement attached hereto as Annex A (the Existing Credit Agreement, as amended as set forth on Annex A attached hereto, the “Amended Credit Agreement”); (ii) Schedules 1.01(b), 7.01, 7.02, and 7.04 are amended to read as set forth on Schedules 1.01(b), 7.01, 7.02, and 7.04 attached hereto; and (iii) each reference to “Eurodollar Rate Loans” in Exhibits D and E to the Existing Credit Agreement is amended to read “Term SOFR Loans”. The Amended Credit Agreement is not a novation of the Existing Credit Agreement.
(b)    Except as expressly modified and amended in this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Existing Credit Agreement are hereby amended so that any reference to the Existing Credit Agreement shall mean a reference to the Amended Credit Agreement.
(c)    Except as expressly set forth herein this Amendment shall not (i) by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Secured Party under the Existing Credit Agreement or any other Loan Document and (ii) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any
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Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.
(d)    It is understood and agreed that, with respect to any Revolving Loan or any Term A Loan bearing interest at the Eurodollar Rate and outstanding on the Second Amendment Effective Date, such Revolving Loan or such Term A Loan, as applicable, shall continue as a Revolving Loan or a Term A Loan, as applicable, outstanding under the Amended Credit Agreement, bearing interest at Term SOFR and having Interest Periods specified in the Loan Notice delivered to the Administrative Agent pursuant Section 2(n). Each Lender party to this Amendment that is a lender under the Existing Credit Agreement (including each Exiting Lender) hereby waives any right to request compensation for losses under Section 3.05 of the Existing Credit Agreement in connection with the (i) continuation of Revolving Loans and Term A Loans into the Amended Credit Agreement as contemplated by this Section 1(d), and (ii) reallocation and restatement of loans and commitments contemplated by Section 1(e).
(e)    On the Second Amendment Effective Date, the loans and commitments made by the lenders under the Existing Credit Agreement shall be re-allocated and restated among the Lenders so that, and loans and commitments shall be made by the Lenders so that, as of the Second Amendment Effective Date, the respective Commitments and Applicable Percentages of the Lenders shall be as set forth on Schedule 1.01(b) attached hereto.
2.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:
(a)    the Administrative Agent shall have received counterparts of this Amendment executed by a Responsible Officer of each Loan Party, each Lender (including each Exiting Lender), the L/C Issuer, the Swingline Lender, and the Administrative Agent;
(b)    the Administrative Agent shall have received the following: (i) copies of the Organic Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the jurisdiction of its organization and certified by a Responsible Officer of such Loan Party to be true and correct as of the Second Amendment Effective Date (or, as to any such Organic Documents that have not been amended, modified or terminated since the Closing Date, certifying that such Organic Documents have not been amended, modified or terminated since the Closing Date and remain in full force and effect, and true and complete, in the form delivered to the Administrative Agent on the Closing Date); (ii) such certificates of resolutions or other action, incumbency certificates, and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents to which such Loan Party is a party; and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;
(c)    the Administrative Agent shall have received an opinion or opinions of counsel for the Loan Parties, dated the Second Amendment Effective Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent;
(d)    the Administrative Agent shall have received projections and a budget for the Borrower and its Subsidiaries for the five (5) years following the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent;
(e)    since December 31, 2021, there shall not have occurred any event or condition that has had or could be reasonably expected, either individually or in the aggregate, to have a Material Adverse Effect;
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(f)    the Administrative Agent shall have received: (i)(A) searches of UCC filings in the jurisdiction of organization of each Loan Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens, and (B) tax lien and judgment searches; (ii) searches of ownership of registered and pending Intellectual Property in the United States Copyright Office and the United States Patent and Trademark Office and duly executed notices of grant of security interest in the form required by the Collateral Documents as are necessary to perfect the Administrative Agent’s security interest in such Intellectual Property; (iii) completed UCC financing statements for each appropriate jurisdiction as is necessary to perfect the Administrative Agent’s security interest in the Collateral; and (iv) copies of insurance certificates and endorsements of insurance evidencing insurance meeting the requirements set forth in the Amended Credit Agreement and in the Collateral Documents;
(g)    the Administrative Agent shall have received a Solvency Certificate signed by a Responsible Officer of the Borrower certifying as to the financial condition, solvency and related matters of the Borrower and its Subsidiaries on a Consolidated basis after giving effect to the transactions contemplated herein and by the Amended Credit Agreement to occur on the Second Amendment Effective Date;
(h)    the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 2(e), (i), (j) and (k) have been satisfied;
(i)    all board of director (or equivalent), governmental, shareholder and material third party consents and approvals necessary in connection with this Amendment, the Amended Credit Agreement and the other Loan Documents shall have been obtained and shall be in full force and effect;
(j)    there shall not exist any action, suit, investigation or proceeding pending or, to the knowledge of the Borrower, threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to be adversely determined which, if so adversely determined, could reasonably be expected to have a Material Adverse Effect;
(k)    after giving effect to the transactions contemplated herein and by the Amended Credit Agreement to occur on the Second Amendment Effective Date, (i) no Default shall have occurred and be continuing, and (ii) the representations and warranties of the Borrower and each other Loan Party contained in this Amendment, the Amended Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (A) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the Second Amendment Effective Date by reference to the facts and circumstances existing as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (B) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the Second Amendment Effective Date by reference to the facts and circumstances existing as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2(k)(ii), the representations and warranties contained in Section 5.06 of the Amended Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Existing Credit Agreement;
(l)    the Borrower shall have (or concurrently with the Credit Extensions to be made on the Second Amendment Effective Date) (i) paid all accrued and unpaid interest on the loans outstanding under the Existing Credit Agreement to the Second Amendment Effective Date, and (ii) paid all accrued fees owing to the lenders under the Existing Credit Agreement to the Second Amendment Effective Date;
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(m)    all of the existing Debt of the Borrower and its Subsidiaries (other than Debt permitted to exist pursuant to Section 7.01 of the Amended Credit Agreement) shall be repaid in full, all commitments in connection therewith shall be terminated, and all guarantees, liens and security interests related thereto shall be terminated;
(n)    the Administrative Agent shall have received a Loan Notice with respect to any Revolving Loans or Term A Loans, as applicable, to be advanced on, or to remain outstanding on, the Second Amendment Effective Date;
(o)    (i) the Administrative Agent and each Lender shall have completed a due diligence investigation of the Borrower and its Subsidiaries in scope, and with results, satisfactory to the Administrative Agent or such Lender, including U.S. Department of Treasury, Office of Foreign Assets Control, Foreign Corrupt Practices Act and “know your customer” due diligence; (ii) the Loan Parties shall have provided to the Administrative Agent and each Lender the documentation and other information requested by the Administrative Agent or such Lender in order to comply with applicable law, including the PATRIOT Act; and (iii) if any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, such Loan Party shall deliver, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party;
(p)    the Administrative Agent shall have received all fees required to be paid on or prior to the Second Amendment Effective Date to the Administrative Agent, the Lenders, or BofA Securities; and
(q)    the Loan Parties shall have paid all expenses of the Administrative Agent required to be reimbursed by the Loan Parties, including the reasonable fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of such reasonable fees, charges and disbursements of such counsel as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided, that, such estimate shall not thereafter preclude a final settling of accounts among the Loan Parties and the Administrative Agent).
Without limiting the generality of the provisions of Section 9.03(c)(vi) of the Amended Credit Agreement or the last sentence of Section 9.04 of the Amended Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date specifying its objection thereto.
3    Miscellaneous.
(a)    The Loan Documents and the obligations of the Loan Parties thereunder are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents.
(c)    Each Loan Party represents and warrants that: (i) such Loan Party is duly authorized to execute, deliver and perform its obligations under this Amendment; (ii) the execution, delivery and performance of this Amendment by such Loan Party have been duly authorized by all necessary action, and do not (A) require any consent or approval of any holders of Equity Interests of such Loan Party, other than those already obtained, (B) contravene the
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Organic Documents of such Loan Party, (C) violate or cause a default under any applicable Law, Material Contract or Restrictive Agreement, except to the extent such violation or default could not reasonably be expected to result in a Material Adverse Effect, or (D) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of the Borrower or any Subsidiary; (iii) this Amendment is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally; and (iv) the Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Second Amendment Effective Date that are required to become Guarantors pursuant to the Existing Credit Agreement on or prior to the Second Amendment Effective Date.
(d)    Subject to Section 11.18 of the Amended Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment. For the avoidance of doubt, and subject to Section 11.18 of the Amended Credit Agreement, the authorization under this Section 3(d) may include use or acceptance by the Administrative Agent or any Lender Party of a manually signed paper Amendment which has been converted into electronic form (such as scanned into .pdf), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention.
(e)    If any provision of this Amendment is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby, and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(f)    THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g)    The terms of Sections 11.14 and 11.15 of the Amended Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
4.    Exiting Lenders.
(a)    Each Person executing this Amendment under the heading “Exiting Lenders” on the signature pages hereto, in its capacity as a lender under the Existing Credit Agreement (each, an “Exiting Lender”), is signing this Amendment for the purposes of amending the Existing Credit Agreement as contemplated by Section 1 and assigning its revolving commitment and/or the outstanding portion of the term A loan it holds under the Existing Credit Agreement on the Second Amendment Effective Date to one or more Lenders under the Amended Credit Agreement as described in the following sentence. Upon giving effect to this Amendment, (i) each Exiting Lender’s portion of the term A loan outstanding under the Existing Credit Agreement shall be fully assigned at par to one or more Lenders under the Amended Credit Agreement, and each Exiting Lender’s revolving commitment under the Existing Credit Agreement shall be fully assigned to one or more Lenders under the Amended Credit Agreement, in each case so that, after giving effect to such assignments, the Lenders under the Amended Credit Agreement shall have Commitments and Applicable Percentages as set forth on Schedule 1.01(b) attached hereto, (ii) no Exiting Lender shall be a Lender under the Amended Credit Agreement, (iii) no Exiting Lender shall have any rights, obligations or duties as a lender under
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the Amended Credit Agreement or any other Loan Document, except for any right, obligation or duty which by the express terms of the Existing Credit Agreement or any other Loan Document would survive termination of the Existing Credit Agreement or such other Loan Document, and (iv) the Loan Parties shall have no obligations or liabilities to any Exiting Lender, except for obligations or liabilities which by the express terms of the Existing Credit Agreement or any other Loan Document would survive termination of the Existing Credit Agreement or such other Loan Document.
(b)    With respect to any obligating owing to any Exiting Lender in connection with the Existing Credit Agreement and the other Loan Documents that are not otherwise satisfied by the assignments and reallocations described in this Amendment, the Borrower hereby agrees to pay to each such Exiting Lender all such remaining outstanding obligations (other than contingent obligations not then due and owing or for which no claim has been made) owing to such Exiting Lender, if any, in connection with the Existing Credit Agreement and the other Loan Documents substantially contemporaneously with the Second Amendment Effective Date.  Each Exiting Lender acknowledges that, unless and until the Second Amendment Effective Date occurs, it shall remain a Lender under the Existing Credit Agreement with the rights and obligations of a Lender thereunder in accordance with the terms thereof.  At the expense of the Borrower, each Exiting Lender shall take such further action and execute such other documents as may be necessary to effectuate the purposes of this Section 4.
[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
BORROWER:     COMMERCIAL VEHICLE GROUP, INC.,
a Delaware corporation
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President and Chief Executive Officer
GUARANTORS:     CVG NATIONAL SEATING COMPANY, LLC,
a Delaware limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
CVG MONONA WIRE, LLC,
an Iowa limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
TRIM SYSTEMS, INC.,
a Delaware corporation
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
TRIM SYSTEMS OPERATING CORP.,
a Delaware corporation
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
CABARRUS PLASTICS, INC.,
a North Carolina corporation
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President

COMMERCIAL VEHICLE GROUP, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

CVG SPRAGUE DEVICES, LLC,
a Delaware limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
MAYFLOWER VEHICLE SYSTEMS, LLC,
a Delaware limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
CVG MANAGEMENT CORPORATION,
a Delaware corporation
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
CVG ALABAMA, LLC,
a Delaware limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President
CVG FSE, LLC,
a Delaware limited liability company
By: /s/ Harold Bevis
Name:    Harold C. Bevis
Title:    President

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ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A.,
as the Administrative Agent
By: /s/ Angela Berry
Name:    Angela Berry
Title:    Assistant Vice President

COMMERCIAL VEHICLE GROUP, INC.
SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:                BANK OF AMERICA, N.A.,
as a Lender, the L/C Issuer, and the Swingline Lender
By: /s/ Christopher J. Heitker
Name:    Christopher J. Heitker
Title:    Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Anthony E Irwin
Name: Anthony E Irwin
Title: Vice President

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BANK OF THE WEST,
as a Lender
By: /s/ Jamie Bretschneider
Name: Jamie Bretschneider
Title: VP

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HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By: /s/ Shaun R. Kleinman
Name: Shaun R. Kleinman
Title: Senior Vice President

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CITIZENS BANK, N.A.,
as a Lender
By: /s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Matthew Fisher
Name: Matthew Fisher
Title: Vice President

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KEYBANK NATIONAL ASSOCIATION,
as a Lender
By: /s/ Brian Emmerling
Name: Brian Emmerling
Title: Sr. Vice President

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ASSOCIATED BANK N.A.,
as a Lender
By: /s/ J. E. Bergren
Name: J. E. Bergren
Title: Senior Vice President

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CIBC BANK USA,
as a Lender
By: /s/ Robert Cheffins
Name: Robert Cheffins
Title: Managing Director

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COMERICA BANK,
as a Lender
By: /s/ Michael D. Malaga
Name: Michael D. Malaga
Title:    Vice President

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EXITING LENDER:            FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as an Exiting Lender
By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

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Annex A
Amended Credit Agreement
See attached.

Schedule 1.01(b)
Commitments and Applicable Percentages; L/C Commitment; Swingline Commitment

Lender	Revolving Commitment	Applicable Percentage of Revolving Facility	Term A Commitment	Applicable Percentage of Term A Facility
Bank of America, N.A.	$24,230,769.24	16.153846160%	$28,269,230.76	16.153846149%
PNC Bank, National Association	$24,230,769.23	16.153846153%	$28,269,230.77	16.153846155%
Bank of the West	$16,153,846.15	10.769230767%	$18,846,153.85	10.769230771%
HSBC Bank USA, National Association	$16,153,846.15	10.769230767%	$18,846,153.85	10.769230771%
U.S. Bank National Association	$16,153,846.15	10.769230767%	$18,846,153.85	10.769230771%
KeyBank National Association	$16,153,846.15	10.769230767%	$18,846,153.85	10.769230771%
Citizens Bank, N.A.	$13,846,153.85	9.230769233%	$16,153,846.15	9.230769229%
Associated Bank N.A.	$8,076,923.08	5.384615387%	$9,423,076.92	5.384615383%
CIBC Bank USA	$8,076,923.08	5.384615387%	$9,423,076.92	5.384615383%
Comerica Bank	$6,923,076.92	4.615384613%	$8,076,923.08	4.615384617%
Total	$150,000,000.00	100.000000000%	$175,000,000.00	100.000000000%

L/C Issuer	L/C Commitment
Bank of America, N.A.	$10,000,000.00

Swingline Lender	Swingline Commitment
Bank of America, N.A.	$10,000,000.00

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Schedule 7.01
Existing Debt

Intercompany Loans (the “Intercompany Loans”):

Lender:	Borrower:	Loan Currency	Principal Outstanding Balance as of March 31, 2022
PEKM Kabeltechnik s.r.o.	CVG Ukraine LLC	EUR	700,000.00
CVG Global s.a r.l.	PEKM Kabeltechnik s.r.o.	EUR	2,610,969.56
CVG Global S.a.r.l.	KAB Seating Limited	GBP	1,627,020.00
CVG Global S.a.r.l.	Commercial Vehicle Group (Thailand) Company Limited	THB	15,000,000.00

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Schedule 7.02
Existing Liens

None.
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Schedule 7.04
Permitted Investments
1)The intercompany ownership stakes set forth on Schedule 5.04 are incorporated herein by reference.

2)The Intercompany Loans are incorporated herein by reference.

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